Exhibit 99

1,866,666 Shares

THE EXPLORATION COMPANY OF DELAWARE, INC.

Common Stock

UNDERWRITING AGREEMENT

November 29, 2005

Harris Nesbitt Corp.
3 Times Square
New York, New York 10036
Ladies and Gentlemen:

          Certain stockholders of The Exploration Company of Delaware, Inc., a Delaware corporation (the "Company"), named in Schedule I hereto (the "Selling Stockholders") propose to sell to Harris Nesbitt Corp. (the "Underwriter"), an aggregate of 1,866,666 shares of common stock, par value $.01 per share (the "Shares"), of the Company. The aggregate outstanding shares of common stock, par value $.01 per share of the Company, are herein referred to as the "Common Stock."

          The public offering price per share at which the Shares are initially offered and the purchase price per share for the Shares to be paid by the Underwriter shall be agreed upon by the Selling Stockholders and the Underwriter, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Selling Stockholders and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares shall be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

The Selling Stockholders each confirm as follows their respective agreement with the Underwriter:

1. Agreement to Sell and Purchase.

          (a)     Purchase of Shares. Each of the Selling Stockholders agrees, severally and jointly, to sell the Shares to the Underwriter as provided in this Agreement, and the Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from each of the Selling Stockholders at a purchase price per share to be agreed upon by the Selling Stockholders and the

Underwriter in accordance with Section 1(c) hereof (the "Purchase Price"), the number of the Shares set forth opposite their respective names in Schedule I hereto.

          (b)     Public Offering. The Selling Stockholders understand that the Underwriter intends to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Underwriter is advisable, and initially to offer the Shares on the terms set forth in the Prospectus (as hereinafter defined). The Selling Stockholders acknowledge and agree that the Underwriter may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

          (c)     Price Determination Agreement. The public offering price per share at which the Shares are initially offered and the Purchase Price per share for the Shares to be paid by the Underwriter shall be agreed upon and set forth in the Price Determination Agreement. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth (14th) business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 5(g) and 10(f) and Article 8 in its entirety shall remain in effect.

2. Delivery and Payment.

          (a)     Closing. Delivery of the Shares shall be made to the Underwriter through the facilities of the Depository Trust Company ("DTC") for the account of the Underwriter against payment of the Purchase Price by wire transfer of immediately available funds to the order of the Selling Stockholders at 1100 Louisiana, Suite 4550, Houston, Texas 77002 (or such other place as may be agreed upon among the Underwriter and the Selling Stockholders). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (the fourth business day, should the offering be priced after 4:00 p.m., EST/EDT) after the date on which the first bona fide offering of the Shares to the public is made by the Underwriter or at such time on such other date, not later than ten (10) business days after such date, as may be agreed upon by the Selling Stockholders and the Underwriter (such date is hereinafter referred to as the "Closing Date").

          (b)     Certificates. Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Underwriter shall request at least two business days prior to the Closing Date by written notice to the Selling Stockholders. Electronic transfer of Shares shall be made at the time of purchase in such names and in such denominations as the Underwriter shall specify.

          (c)     No Advice; Review. The Company and each Selling Stockholder acknowledge and agree that the Underwriter is acting solely in the capacity of an arm's length contractual counterparty to the Selling Stockholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, any Selling Stockholder or any other person or entity. Additionally, the Underwriter is not advising the Company, any Selling

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Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and each Selling Stockholder shall consult with his, her or its own advisors concerning such matters and shall be responsible for making his, her or its own independent investigation and evaluation of the transactions contemplated hereby, and the Underwriter shall have no responsibility or liability to the Company or any Selling Stockholder with respect thereto. Any review by the Underwriter of the Company, the Selling Stockholders, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company or any Selling Stockholder.

     3.     Representations and Warranties of the Company. In light of the orderly distribution anticipated for the Shares in connection with the offering contemplated hereby, as well as other benefits expected in connection with such offering (the sufficiency of which the Company hereby acknowledges), the Company represents and warrants to, and covenants with, the Underwriter as follows:

          (a)     Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 and a registration statement on Form S-3 (Registration No. 333-116630) relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectuses, heretofore filed by the Company with the Commission have been delivered to the Underwriter. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. The term "Registration Statement" means the registration statement, as amended, at the time it was declared effective by the Commission (the "Effective Date"), including any such financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company filed a registration statement to register a portion of the Shares and relied on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date and any prospectus supplement filed with the Commission pursuant to Rule 424(b) after the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as

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the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the filing date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference as permitted by the applicable Rules and Regulations.

          (b)     Effectiveness of Registration. The Registration Statement and any post-effective amendment thereto have been declared effective by the Commission under the Act. The Company has responded to and satisfied all requests, if any, of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

          (c)     Accuracy of Registration Statement. The Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, complied and will comply in all material respects with the Act and did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made. The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to (i) the Underwriter furnished in writing to the Company by the Underwriter, or (ii) the Selling Stockholders furnished in writing to the Company by the Selling Stockholders, in each case specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus and the Prospectus.

          (d)     Documents Incorporated by Reference. The documents incorporated by reference in the Prospectus when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the

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requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the fact that the Company may not have properly and/or timely disclosed the issuance of certain unregistered shares of the Company's Common Stock in connection with the acquisition from Peacock Oil and Gas Properties and Elton Smith, the Company was eligible to maintain the Registration Statement of Form S-3 at all times prior to the date hereof and remains eligible to continue the offering contemplated by the Selling Stockholders on Form S-3.

          (e)     No Untrue Statement; Statistical and Market Data. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriter was or will be, when made, inaccurate, untrue or incorrect. All statistical or market-related data included in the Registration Statement or the Prospectus, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

          (f)     Authorization of Shares. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus or as incorporated by reference therein. The outstanding shares of Common Stock and any other outstanding capital stock of the Company including the Shares to be sold by the Selling Stockholders in accordance with this Agreement have been, duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive, first refusal, or similar right. The description of the Common Stock included or incorporated by reference in the Registration Statement and the Prospectus is now, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth or incorporated by reference in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock of the Company or of any Subsidiaries or any such warrants, convertible securities or obligations.

          (g)     No Material Adverse Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth or incorporated by reference in the Prospectus, (i) there has not been and will not have been a material adverse change, nor any development or event involving a prospective material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, arising for any reason whatsoever (a "Material Adverse Change") or any material change in the capitalization of the Company, (ii) the Company has not incurred, nor will it incur, any material liabilities or obligations, direct or contingent, nor has it entered into, nor will it enter into, any material transactions not in the ordinary course of business, other than pursuant to this Agreement and the transactions referred to herein, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

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          (h)     No Price Stabilization or Manipulation. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Act, the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

(i) Stock Exchange Listing. The Shares are duly authorized for listing on the Nasdaq Small-Cap Market.

          (j)     No Broker Fees. Neither the Company nor any subsidiary is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the subsidiaries or the Underwriter for a brokerage commission, finder's fee or similar payment in connection with the offering of the Shares.

4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to the Underwriter and the Company that:

          (a)     Title to Shares. Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey to the Underwriter valid and unencumbered title to such Shares, free and clear of all liens, encumbrances, equities and claims whatsoever, and such Selling Stockholder has the full legal, right, power and authority, and any approval required by law, to enter into this Agreement and to sell, assign, transfer and deliver the Shares being sold by such Selling Stockholder hereunder and to make the representations, warranties, covenants and agreements made by it in this Agreement; and upon the delivery of and payment for such Shares as herein provided, the Underwriter will acquire valid and unencumbered title thereto, free and clear of all liens, encumbrances, equities, security interests, claims and other restrictions of any nature whatsoever.

          (b)     No Price Stabilization or Manipulation. Neither the Selling Stockholder nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Act, Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

(c) [INTENTIONALLY LEFT BLANK].

          (d)     No Consent of Governmental Body Needed; Authority. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement by the Selling Stockholders or in connection with the taking by the Selling Stockholders of any action contemplated hereby, except as has been obtained under the Act and such as may be required by the NASD and under the Blue Sky laws of any jurisdiction in connection with the

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purchase and distribution of the Shares by the Underwriter and such other approvals as have been obtained.

          (e)     Agreement Duly Authorized and No Breach of Obligations or Charter. Each of the Selling Stockholders has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Selling Stockholders and constitutes a valid and binding agreement of the Selling Stockholders enforceable against the Selling Stockholders in accordance with the terms hereof, except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or general equitable principles. The sale of the Shares being sold by such Selling Stockholder, the execution and delivery by the Selling Stockholders of this Agreement, the performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or formation, as applicable, or by-laws or operating agreement, as applicable, of the Selling Stockholders or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Stockholders pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under any Contract to which any of the Selling Stockholders is a party or by which the Selling Stockholders or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Selling Stockholders.

          (f)     Information on Selling Stockholders. All information relating to each Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Registration Statement and Prospectus is and, on the Closing Date will be true, correct and complete, and does not and, on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Any certificate signed by any Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to the Underwriter.

5. Agreements of the Company. The Company agrees with the Underwriter as follows:

          (a)     Amendments and Supplements to Registration Statement. The Company shall not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by the Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriter within a reasonable period of time prior to the filing thereof and the Underwriter shall not have objected thereto in good faith.

(b) Notifications to the Underwriter. The Company shall use its best efforts to cause the Registration Statement to become and remain effective, and shall notify the Underwriter

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promptly, and shall confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement has become effective and when any past effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the commencement by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, including, without limitation, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in Section 5(e) hereof that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company shall use best efforts to obtain the withdrawal of such order at the earliest possible moment. The Company shall use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Underwriter promptly of all such filings.

          (c)     Executed Registration Statement. The Company shall furnish to the Underwriter, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and shall furnish to the Underwriter, without charge, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

(d) Undertakings. The Company shall comply with all the provisions of any undertaking contained in the Registration Statement.

          (e)     Prospectus. Promptly after the Effective Date, and thereafter from time to time, the Company shall deliver to the Underwriter, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request. The Company consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriter and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company or counsel to the Underwriter should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company shall forthwith prepare and duly file with the

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Commission an appropriate supplement or amendment thereto, and shall deliver to the Underwriter, without charge, such number of copies thereof as the Underwriter may reasonably request.

(f) [INTENTIONALLY LEFT BLANK].

          (g)     Reimbursement of Certain Expenses. Whether or not any of the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay, or reimburse if paid by the Underwriter, all expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with the registration and sale of the Shares, including, (i) Commission, stock exchange, NASD and other registration and filing fees, (ii) all fees and expenses incurred by the Company in connection with complying with any securities or Blue Sky laws (including, fees, charges and disbursements of counsel in connection with Blue Sky qualifications of the Shares), (iii) all printing, messenger and delivery expenses incurred by the Company, (iv) the fees, charges and disbursements of counsel to the Company and of the Accountant and any other accounting and legal fees, charges and expenses incurred by the Company (including, any expenses arising from any special audits or "comfort letters" required in connection with or incident to offer and sale of the Shares), (v) the fees, charges and disbursements of any special experts retained by the Company in connection with the Registration Statement or the Prospectus pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Shares on the Nasdaq Small-Cap Market or any securities exchange or Nasdaq and (viii) Act liability insurance (if the Company elects to obtain such insurance).

(h) [INTENTIONALLY LEFT BLANK].

          (i)     No Stabilization or Manipulation. The Company shall not at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act, the Exchange Act or otherwise, of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

6. Further Agreements of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with the Underwriter that:

          (a)     Clear Market. For a period of 90 days after the date of the offering of the Shares, such Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such

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transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock without the prior written consent of the Underwriter, in each case other than the Shares to be sold by such Selling Stockholder hereunder.

          (b)     Tax Form. It will deliver to the Underwriter prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriter's documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

          (c)     No Stabilization or Manipulation. The Selling Stockholders shall not at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act, the Exchange Act or otherwise, of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

          (d)     Material Change; Registration Statement and the Prospectus. Each Selling Stockholder will advise the Underwriter and the Company promptly, and if requested by the Underwriter or the Company, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of (i) any material change in the business properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and the Subsidiaries, taken as a whole, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Stockholder.

     7.     Conditions of the Obligations of the Underwriter. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the Underwriter hereunder are subject to the following conditions:

          (a)     Post Effective Amendments and Prospectus Filings. All filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made not later than 6:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Underwriter.

          (b)     No Stop Orders, Requests for Information and No Amendments. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or are, to the best knowledge of the Company, threatened by the Commission, (ii) no order suspending the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no

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proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriter and the Underwriter did not object thereto in good faith, and the Underwriter shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

          (c)     No Material Adverse Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth or incorporated by reference in the Prospectus, (i) there shall not have been a Material Adverse Change, (ii) the Company shall not have incurred any material liabilities or obligations, direct or contingent, (iii) the Company shall not have entered into any material transactions not in the ordinary course of business other than pursuant to this Agreement and the transactions referred to herein, (iv) the Company has not issued any securities (other than the Shares) or declared or paid any dividend or made any distribution in respect of its capital stock of any class or debt (long-term or short-term), and (v) no material amount of the assets of the Company or any of the Subsidiaries shall have been pledged, mortgaged or otherwise encumbered.

          (d)     No Actions, Suits or Proceedings. Since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there shall have been no actions, suits or proceedings instituted, or to the Company's knowledge, threatened against or affecting, the Company or the Subsidiaries or any of their respective officers in their capacity as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

          (e)     All Representations True and Correct and All Conditions Fulfilled. Each of the representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct in all material respects on the Closing Date as if made on the Closing Date, and all covenants and agreements contained herein to be performed by the Company and all conditions contained herein to be fulfilled or complied with by the Company on or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

          (f)     Opinions of Counsel to the Company. The Underwriter shall have received an opinion, dated the Closing Date, reasonably satisfactory in form and substance to counsel for the Underwriter, from Barton, Schneider & Russell, L.L.P., counsel to the Company, to the effect set

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forth in Exhibit B.

          (g)     Opinion of Counsel for the Selling Stockholders. The Underwriter shall have received an opinion, dated the Closing Date, from counsel to the Selling Stockholders, in form and substance reasonably satisfactory to the Underwriter, to the effect set forth in Exhibit C, attached hereto.

          (h)     Accountant's Comfort Letter. On the Closing Date, the Underwriter shall have received from the Accountant a letter dated the date of its delivery, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

          (i)     Officers' Certificates. At the Closing Date there shall be furnished to the Underwriter an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriter, to the effect that:

               (i)     each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus);

(ii) there has not been a Material Adverse Change;

(iii) each of the representations and warranties of the Company contained in this Agreement are, at the time such certificate is delivered, true and correct in all material respects; and

               (iv)     each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

(j) Stock Exchange Listing. The Shares shall have been duly authorized for listing or quotation on the Nasdaq Small-Cap Market.

          (k)     Company Certificates. The Company shall have furnished to the Underwriter such certificates, in addition to those specifically mentioned herein, as the Underwriter may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company herein, as to the performance by the

12
Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriter.

(l) Certificates. Certificates in negotiable form for such Selling Stockholders' Shares shall have been delivered to the Underwriter.

8. Indemnification.

(a) Indemnification of the Underwriter.

               (i)     The Company agrees to indemnify and hold harmless to the fullest extent permitted by applicable law, the Underwriter and each person who controls (within the meaning of the Act or the Exchange Act) the Underwriter (collectively, the "Underwriter Indemnified Parties") from and against any and all losses, claims, damages, expenses (including, reasonable costs of investigation and fees, disbursements and other charges of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) or other liabilities (collectively, "Losses") to which any such Underwriter Indemnified Party may become subject under the Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon (i) any untrue, or alleged untrue, statement of a material fact contained in the Registration Statement, Prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made), not misleading, or (ii) any violation by the Company of the Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise incident to any registration, qualification or compliance and in any such case, the Company will promptly reimburse each such Underwriter Indemnified Party for any legal and any other Losses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding (collectively, a "Claim"). This indemnity agreement will be in addition to any liability that the Company might otherwise have; provided, however, that the Company shall not be liable to the extent such Claim arises from the sale of the Shares in the public offering to any person by the Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating (i) to the Underwriter furnished in writing to the Company by the Underwriter, or (ii) to the Selling Stockholders furnished in writing to the Company by the Selling Stockholders, in either case, expressly for inclusion in the Registration Statement, the Prospectus or any preliminary prospectus.

               (ii)     The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses,

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liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act, the securities laws of any state or foreign jurisdiction or otherwise or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors in connection with the marketing of the offering of the Shares, including any roadshow or investor presentations made to investors (whether in person or electronically) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information provided in writing by such Selling Stockholder to the Company specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus; provided, however, in no case shall a Selling Stockholder be liable or responsible for any amount in excess of the net proceeds from the sale of the Shares being sold by such Selling Stockholder hereunder. This indemnity will be in addition to any liability which such Selling Stockholder may otherwise have, including but not limited to other liability under this Agreement.

           (b)     Indemnification Procedures. Any party or parties that propose or proposes to assert the right to be indemnified under this Section 8 (each, an "Indemnified Party") shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against a party or parties obligated to provide indemnification under this Section 8 (each, an "Indemnifying Party"), notify each Indemnifying Party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify any Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have to any Indemnified Party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by such Indemnifying Party. If any such action is brought against any Indemnified Party and it notifies an Indemnifying Party of its commencement, the Indemnifying Party will be entitled to participate in and, to the extent that it elects by delivering written notice to the Indemnified Party promptly after receiving notice of the commencement of the action from the Indemnified Party, jointly with any other Indemnifying Party similarly notified, to assume the defense of the

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action, with counsel satisfactory to the Indemnified Party, and after notice from an Indemnifying Party to the Indemnified Party of its election to assume the defense, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The Indemnified Party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such Indemnified Party unless (i) the employment of counsel by the Indemnified Party has been authorized in writing by each Indemnifying Party, (ii) the Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Indemnifying Party, (iii) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Party) between the Indemnified Party and an Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnifying Party) or (iv) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the Indemnifying Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such Indemnifying Party. All such fees, disbursements and other charges shall be reimbursed by the Indemnifying Party promptly as they are incurred. An Indemnifying Party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No Indemnifying Party shall, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 8 (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding.

          (c)     Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from an Indemnifying Party, each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Indemnified Party from persons other than the Indemnifying Party, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which an Indemnifying Party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other. The relative benefits received by the Company and the Selling

15

Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriter bear to the aggregate offering price of the Shares. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an Indemnified Party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(c) shall be deemed to include, for purpose of this Section 8(c), any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(c), the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(c), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(c), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(c). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (d)     Survival. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriter, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

9. Termination. The obligations of the Underwriter under this Agreement may be

16

terminated at any time prior to the Closing Date, by notice to the Company and the Selling Stockholders from the Underwriter, without liability on the part of the Underwriter to the Company or the Selling Stockholders, if, prior to delivery and payment for the Shares, in the sole judgment of the Underwriter, any of the following shall occur:

(a) trading or quotation in any of the equity securities of the Company shall have been suspended or limited by the Commission or by an exchange or otherwise;

          (b)     trading in securities generally on the New York Stock Exchange, American Stock Exchange, the Nasdaq National Market or the Nasdaq Small-Cap Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or the Nasdaq, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority;

(c) a general banking moratorium shall have been declared by any of federal, New York, Delaware or Texas authorities;

          (d)     the United States shall have become engaged in new hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus;

          (e)     if the Company or any of its subsidiaries shall have sustained a loss material or substantial to the Company or any of its subsidiaries by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(f) if there shall have been a Material Adverse Change.

10. Miscellaneous.

          (a)     Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed, hand delivered or telecopied (a) if to the Company, at the office of the Company, 500 N Loop 1604 East, Suite 250, San Antonio, Texas 78232, Attention: Chief Executive Officer, (b) if to the Underwriter, at the offices of Harris Nesbitt Corp., 3 Times Square, New York, New York 10036, Attention: General Counsel or (c) if to the Selling Stockholders, c/o Kayne Anderson Capital Advisors, 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067, Attention: General Counsel. Any such notice

17
shall be effective only upon receipt. Any notice under Section 10 may be made by telecopy or telephone, but if so made shall be subsequently confirmed in writing.

          (b)     No Third Party Beneficiaries. This Agreement has been and is made solely for the benefit of the Underwriter, the Company, the Selling Stockholders and of the controlling persons, directors and officers referred to in Section 8, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser of Shares from the Underwriter in his, her or its capacity as such a purchaser.

          (c)     Survival of Representations and Warranties. All representations, warranties and agreements of the Company and the Selling Stockholders contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any of its controlling persons and shall survive delivery of and payment for the Shares hereunder.

          (d)     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          (e)     Survival of Provisions Upon Invalidity of Any Single Provision. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (f)     Waiver of Jury Trial. The Company, the Selling Stockholders and the Underwriter each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

(g) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.

          (h)     Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Underwriter, the Company and the Selling Stockholders.

[Signature page follows]

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Please confirm that the foregoing correctly sets forth the agreement among the Company the Selling Stockholders and the Underwriter.

Very truly yours,

COMPANY:

THE EXPLORATION COMPANY OF DELAWARE, INC.

By: /s/ James E. Sigmon
Name: James E. Sigmon
Title: President/CEO

Confirmed as of the date first above mentioned:

UNDERWRITER:

HARRIS NESBITT CORP.

By: /s/ William S. Schreier
Name: William S. Schreier
Title: Managing Director

SELLING STOCKHOLDERS:

KAYNE ANDERSON ENERGY FUND II, L.P.

By: /s/ KAEFTX,LP ,
its general partner

By: /s/ CWYates__
Name: Charles W. Yates
Title: Managing Director

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KAYNE ANDERSON ENERGY FUND II (QP), L.P.

By: /s/ KAEFTX, LP,
its general partner

By: /s/ CW Yates
Name: Charles W. Yates
Title: Managing Director

20
Schedule I
SELLING STOCKHOLDERS
Selling Stockholders:	Number of Shares
Kayne Anderson Energy Fund II, L.P.	1,417,546
Kayne Anderson Energy Fund II (QP), L.P.	449,120

Total	1,866,666

EXHIBIT A

THE EXPLORATION COMPANY OF DELAWARE, INC.
PRICE DETERMINATION AGREEMENT
November 29, 2005

Harris Nesbitt Corp.
3 Times Square
New York, New York 10036

Ladies and Gentlemen:

          Reference is made to the Underwriting Agreement, dated November 29, 2005 (the "Underwriting Agreement"), between The Exploration Company of Delaware, Inc., a Delaware corporation (the "Company"), Harris Nesbitt Corp. a Delaware corporation ("Harris Nesbitt" or the "Underwriter") and the certain stockholders named in Schedule I thereto (the "Selling Stockholders"). The Underwriting Agreement provides for the purchase by the Underwriter from the Selling Stockholders subject to the terms and conditions set forth therein, of an aggregate of 1,866,666 shares (the "Shares") of the Company's common stock, par value $0.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Underwriter as follows:

1. The public offering price per share at which the Shares shall initially be offered shall be $6.41.

          2.      The purchase price per share for the Shares to be paid by the Underwriter shall be $6.06, representing an amount equal to the public offering price set forth above, less $0.35 per share, representing the underwriting discounts and commissions.

          The Selling Stockholders represent and warrant to the Underwriter that the representations and warranties of the Selling Stockholders set forth in Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

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          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

[Signature page follows]

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          If the foregoing is in accordance with your understanding of the agreement among the Selling Stockholders and the Underwriter, please sign and return to the Underwriter a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Selling Stockholders and the Underwriter in accordance with its terms and the terms of the Underwriting Agreement.

Very truly yours,

SELLING STOCKHOLDERS:

KAYNE ANDERSON ENERGY FUND II, L.P.

By: /s/ KAEFTX, LP
its general partner

By: /s/ CW Yates
Name: Charles W. Yates
Title: Managing Director

KAYNE ANDERSON ENERGY FUND II (QP), L.P.

By: /s/ KAEFTX, LP ,
its general partner

By: /s/ CW Yates
Name: Charles W. Yates
Title: Managing Director
Confirmed as of the date first mentioned above:

HARRIS NESBITT CORP.

By: /s/ William S. Schreier Name: William S. Schreier Title: Managing Director

A-3
EXHIBIT B

Form of Opinion of
Counsel to the Company

          1.     The Company and each of the Subsidiaries have been duly organized and validly exists as a corporation or other entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. The Company and each of the Subsidiaries is duly qualified and in good standing as a foreign corporation or entity, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires qualification.

          2.     As of the date specified therein, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus or in the documents incorporated by reference therein. All of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly and validly authorized and issued, are fully paid and non-assessable, and, to such counsel's knowledge, at the time of issuance, such stock and other securities of the Company were not issued in violation of or subject to any statutory preemptive rights or preemptive rights provided for in the Company's certificate of incorporation or bylaws. The Common Stock and the Shares conform as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Prospectus as of the date specified therein, neither the Company nor any Subsidiary has any outstanding securities, including, without limitation, any contracts or commitments to issue or sell, any securities. Except as described in the Prospectus, all the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement and the Prospectus, are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

3. The Shares to be sold under this Agreement to the Underwriter are duly authorized for listing on the Nasdaq Small-Cap Market.

          4.     To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject that are required to be disclosed in the Prospectus.

          5.     The Company has full corporate power and authority to enter into the Underwriting Agreement and the other agreements executed in connection therewith (the "Transaction Agreements"), and the Transaction Agreements have been duly and validly authorized, executed and delivered by the Company and constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium

B-1
or similar laws affecting creditors' rights generally or by equitable principles relating to enforceability.

          6.     The execution, delivery, and performance of the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement, lease or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of the Company or any of the Subsidiaries or their respective properties or assets may be bound or (B) violate, conflict with or result in a breach of any provision of the certificate of incorporation or bylaws, or similar organizational documents, as the case may be, of any of the Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, law, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

          7.     No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required to be made or obtained by the Company for the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Act and (3) such as are required by the NASD.

          8.     The Registration Statement and Prospectus and any further amendments or supplements thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial data derived therefrom and included therein, as to which no opinion or statement need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Exchange Act and the Rules and Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Act or the Exchange Act, as applicable, and the Rules and Regulations. In passing upon the compliance as to form of the Registration Statement and the

B-2
Prospectus and all documents incorporated by reference therein, counsel assumes that the statements made therein are correct and complete.

          9.     The Company is not, and immediately after giving effect to the offering and sale of the Shares will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          10.     The Registration Statement has been declared effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Act have been made.

11. To the knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

          In addition, such opinion shall also contain a statement that during the course of preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement and the Prospectus and other related matters were discussed. Although such counsel is not passing upon and has not independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any documents incorporated by reference therein, such counsel has no reason to believe that, as of the Effective Date of the Registration Statement, the Registration Statement (except as to the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data derived therefrom and included therein or that should have been included therein, as to which such counsel is not called upon to and does not advise you) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date or as of the date hereof, the Prospectus (except in each such case as to the financial statements, including the notes thereto and related schedules, and the other financial, statistical and accounting data derived therefrom and included therein or that should have been included therein, as to which such counsel is not called upon to and does not advise you) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

B-3
EXHIBIT C

Form of Opinion of
Counsel to the Selling Stockholders

          (a)     The Underwriting Agreement and Price Determination Agreement (the "Transaction Agreements") have been duly executed and delivered by the Selling Stockholders and the Transaction Agreements are each valid and binding on each Selling Stockholder and constitute valid and legally binding agreements of each Selling Stockholder enforceable against each Selling Stockholder in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles relating to enforceability. Each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in the Transaction Agreements the Shares being sold by such Selling Stockholder thereunder.

          (b)     The delivery by each Selling Stockholder to the Underwriter of certificates for the Shares being sold thereunder by such Selling Stockholder against payment therefor as provided therein, will pass valid and unencumbered title to such Shares to the Underwriter, free and clear of all liens, encumbrances, equities and claims whatsoever to each of the Underwriter who have purchased such Shares in good faith and without notice of any such liens, encumbrances, equities and claims.

          (c)     No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except such as may have been obtained under the Act and such as may be required by the National Association of Securities Dealers, Inc. and under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter and such other approvals (specified in such opinion) as have been obtained.

          (d)     Neither the sale of the Shares being sold by any Selling Stockholder nor the consummation of any other of the transactions contemplated in the Underwriting Agreement by any Selling Stockholder or the fulfillment of the terms thereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument certified to such counsel by such Selling Stockholder and to which any Selling Stockholder is a party or bound, or any judgment, order or decree certified to such counsel by such Selling Stockholder to be applicable to any Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Texas and Delaware and the federal laws of the United States, to the extent they deem proper and specified in such opinion,

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upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders.

The opinion of counsel described above shall be rendered to the Underwriter at the request of the Selling Stockholders and shall so state therein.

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